SWING-N-SLIDE CORP.

                                POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below hereby constitutes and appoints RICHARD G. MUELLER and RICHARD E. RUEGGER, and each of them, his or her true and lawful attorneys-in-fact and agents, each with the full power of substitution for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-2, under the Securities Act of 1933, as amended, filed by Swing-N-Slide Corp., a Delaware corporation, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact or any of them, or their or his substitutes, may do or cause to be done by virtue thereof.

             The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorneys-in-fact named herein.


                                      /s/ Richard G. Mueller
                                      Richard G. Mueller
                                      Director, Chairman of the Board,
                                      President and Chief Executive Officer


                                      /s/ Richard E. Ruegger
                                      Richard E. Ruegger
                                      Vice President - Finance, Chief
                                      Financial Officer, Secretary and
                                      Treasurer (Principal Financial and
                                      Accounting Officer)


                                      /s/ Thomas R. Baer
                                      Thomas R. Baer
                                      Director


                                      /s/ David S. Evans
                                      David S. Evans
                                      Director


                                      /s/ George N. Herrera
                                      George N. Herrera
                                      Director



                                      /s/ Timothy R. Kelleher
                                      Timothy R. Kelleher
                                      Director


                                      /s/ Terence S. Malone
                                      Terence S. Malone
                                      Director


                                      /s/ Caroline L. Williams
                                      Caroline L. Williams
                                      Director